SHAKE SHACK

Q1 2018 Supplemental Earnings Slides

May 3, 2018


W77 ST
COLUMBUS AV
SHAKE SHACK
ONE WAY
CONES BURGERS FRIES

Cautionary Note on Forward-Looking Statements

This presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"), which are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different.

All statements other than statements of historical fact included in this presentation are forward-looking statements, including, but not limited to, expected financial outlook for fiscal 2018, expected Shack openings, expected same-Shack sales growth and trends in the Company's operations.

Forward-looking statements discuss the Company's current expectations and projections relating to their financial position, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "aim," "anticipate," "believe," "estimate," "expect," "forecast," "outlook," "potential," "project," "projection," "plan," "intend," "seek," "may," "could," "would," "will," "should," "can," "can have," "likely," the negatives thereof and other similar expressions.

All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed in the Company's Annual Report on Form 10-K for the fiscal year ended December 27, 2017 and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission ("SEC"). All of the Company's SEC filings are available online at www.sec.gov, investor.shakeshack.com or upon request from Shake Shack Inc. The forward-looking statements included in this presentation are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Earnings Highlights

First Quarter 2018

Total Revenue ($M)


+29%
$77
$99
Q1 '17
Q1 '18

Shack-Level Operating Profit[1] ($M)


+26%
$19
$24
Q1 '17
Q1 '18

Operating Income ($M)


+17%
$6
$7
Q1 '17
Q1 '18

Adjusted EBITDA[1] ($M)


+33%
$12
$16
Q1 '17
Q1 '18

1. Shack-Level operating profit and adjusted EBITDA are non-GAAP measures. Definitions and reconciliations of Shack-level operating profit to operating income and adjusted EBITDA to net income, the most directly comparable financial measures presented in accordance with GAAP, are included in the appendix of this presentation.

Consistent, Strong Performance into 2018

Total Revenue ($M)



CAGR 45%
$82
$119
$191
$268
$359
$381
'13
'14
'15
'16
'17
Q1 '18 TTM 2

Cash Flow from Operations ($M)



CAGR 53%
$13
$14
$41
$54
$71
$80
'13
'14
'15
'16
'17
Q1 '18 TTM 2

Shack System-wide Sales[1] ($M)



CAGR 40%
$140
$217
$295
$403
$532
$563
'13
'14
'15
'16
'17
Q1 '18 TTM 2

System-wide Shack Count

(At Period End)



CAGR 41%
40
63
84
114
159
168
'13
'14
'15
'16
'17
Q1 '18

1. See appendix for definition.
2. Represents trailing twelve months (TTM) as of Q1 '18 period-end.

Note: CAGR is the compounded annual growth rate between '13 and '17.

NYC Share of Same-Shack Sales[1] Declining, but Comp Base Remains Majority Mid-Atlantic Corridor

Composition of Same-Shack Sales[1]



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
12%
32%
56%
11%
38%
51%
24%
35%
41%
29%
35%
36%
'15
'16
'17
Q1 '18
NYC
Northeast + Mid-Atlantic
Other

As of Q1 2018, New York City represented 25% of our Same-Shack Units, but 36% of our Same-Shack Sales[1]

NYC weighting gradually decreasing with only 4 Shacks of 18 to be added to the Same-Shack base[1] in 2018, located in NYC

Same-Shack base remains susceptible to regional trends as majority of sales are still concentrated between Northeast and Mid-Atlantic areas of the US

For the first in 2018 our Same-Shack base[1] will include California and Arizona Shacks, continuing the trend of gradual regional diversification

1. See appendix for definition.

Development Pipeline and 2018 Opening Plan Remain Strong

Domestic Company-Operated Shacks
(At Period End)


150
125
100
75
50
25
0
CAGR 45%
13
7
6
21
7
14
31
10
21
44
11
33
64
15
49
90
17
73
122 - 125
'12
'13
'14
'15
'16
'17
'18E
NYC
Other

2018 Development Spread Across New and Existing Markets

Q1 2018 Openings Represent Continued Geographic Diversity

- Houston, TX
- Downtown LA, CA
- Denver, CO
- Marlton, NJ
- Aventura Mall, FL

Currently operating across 22 states and Washington, D.C.

Additional major market openings for the year remain on track, including Seattle, San Francisco, and Charlotte

20-25% of openings expected in new markets with a mix of urban, free-standing pad, and shopping/lifestyle center formats

Note: CAGR is the compounded annual growth rate represented by the midpoint of the '18 range in relation to '12.

Licensing Growth Consistently Strong, with Focus on Asia

Licensed Shacks
(At Period End)



100
90
80
70
60
50
40
30
20
10
0
CAGR 49%
8
5
3
19
4
1
14
32
5
1
26
40
4
1
5
30
50
5
5
7
33
69
8
10
11
40
85 - 87
'12
'13
'14
'15
'16
'17
'18E
Middle East, Turkey, Russia
US
UK
Japan, Korea

Expansion of International Markets

Operating globally through licensed partnerships in 12 countries as of Q1 2018

First Hong Kong Shack, located at the IFC Mall, opened May 1st

Significant planned expansions in Japan, South Korea, Hong Kong and Shanghai over the next three years



Note: CAGR is the compounded annual growth rate represented by the midpoint of the '18 range in relation to '12.

Income Statement

First Quarter 2018

	Thirteen Weeks Ended			
	March 28, 2018		March 29, 2017	
Shack sales	$ 96,089	96.9%	$ 74,155	96.6%
Licensing revenue	3,027	3.1%	2,594	3.4%
TOTAL REVENUE	99,116	100.0%	76,749	100.0%
Shack-level operating expenses[1]:				
Food and paper costs	26,955	28.1%	21,174	28.6%
Labor and related expenses	26,687	27.8%	20,460	27.6%
Other operating expenses	10,759	11.2%	7,665	10.3%
Occupancy and related expenses	7,675	8.0%	6,176	8.3%
General and administrative expenses	11,809	11.9%	8,470	11.0%
Depreciation expense	6,498	6.6%	4,748	6.2%
Pre-opening costs	2,029	2.0%	2,415	3.1%
Loss on disposal of property and equipment	190	0.2%	13	—%
TOTAL EXPENSES	92,602	93.4%	71,121	92.7%
OPERATING INCOME	6,514	6.6%	5,628	7.3%
Other income, net	228	0.2%	195	0.3%
Interest expense	(565)	-0.6%	(303)	-0.4%
INCOME BEFORE INCOME TAXES	6,177	6.2%	5,520	7.2%
Income tax expense	1,198	1.2%	1,658	2.2%
NET INCOME	4,979	5.0%	3,862	5.0%
Less: net income attributable to non-controlling interests	1,471	1.5%	1,595	2.1%
NET INCOME ATTRIBUTABLE TO SHAKE SHACK INC.	$ 3,508	3.5%	$ 2,267	3.0%
Earnings per share of Class A common stock:				
Basic	$0.13		$0.09	
Diluted	$0.13		$0.09	
Weighted-average shares of Class A common stock outstanding:				
Basic	27,039		25,376	
Diluted	27,822		25,955	

(1) As a percentage of Shack sales.

Appendix

INCLUDING GAAP AND NON-GAAP MEASURES

Definitions

"Adjusted EBITDA," a non-GAAP measure, is defined as EBITDA excluding equity-based compensation expense, deferred rent expense, losses on the disposal of property and equipment, as well as certain non-recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations.

"Adjusted EBITDA margin," a non-GAAP measure, is defined as net income before net interest, taxes, depreciation and amortization, which also excludes equity-based compensation expense, deferred rent expense, losses on the disposal of property and equipment, as well as certain non-recurring items that the Company does not believe directly reflect its core operations, as a percentage of revenue.

"Average unit volumes" or "AUVs" for any 12-month period consist of the average annualized sales of all domestic company-operated Shacks over that period. AUVs are calculated by dividing total Shack sales from domestic company-operated Shacks by the number of domestic company-operated Shacks open during that period. For Shacks that are not open for the entire period, fractional adjustments are made to the number of Shacks open such that it corresponds to the period of associated sales.

"Same-Shack Sales" represents Shack sales for the comparable Shack base, which is defined as the number of domestic company-operated Shacks open for 24 full fiscal months or longer.

"EBITDA," a non-GAAP measure, is defined as net income before interest expense (net of interest income), income tax expense, and depreciation and amortization expense.

"Shack-level operating profit," a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses including food and paper costs, labor and related expenses, other operating expenses and occupancy and related expenses.

"Shack-level operating profit margin," a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses, including food and paper costs, labor and related expenses, other operating expenses and occupancy and related expenses as a percentage of Shack sales.

"Shack sales" is defined as the aggregate sales of food, beverages and Shake Shack-branded merchandise at domestic company-operated Shacks and excludes sales from licensed Shacks.

"Shack system-wide sales" is an operating measure and consists of sales from domestic company-operated Shacks, domestic licensed Shacks and international licensed Shacks. The Company does not recognize the sales from licensed Shacks as revenue. Of these amounts, revenue is limited to Shack sales from domestic company-operated Shacks and licensing revenue based on a percentage of sales from domestic and international licensed Shacks, as well as certain up-front fees such as territory fees and opening fees.

Shack-Level Operating Profit

Shack-Level Operating Profit

Shack-level operating profit is defined as Shack sales less Shack-level operating expenses, including food and paper costs, labor and related expenses, other operating expenses and occupancy and related expenses.

How This Measure Is Useful

When used in conjunction with GAAP financial measures, Shack-level operating profit and Shack-level operating profit margin are supplemental measures of operating performance that the Company believes are useful measures to evaluate the performance and profitability of its Shacks. Additionally, Shack-level operating profit and Shack-level operating profit margin are key metrics used internally by management to develop internal budgets and forecasts, as well as assess the performance of its Shacks relative to budget and against prior periods. It is also used to evaluate employee compensation as it serves as a metric in certain performance-based employee bonus arrangements. The Company believes presentation of Shack-level operating profit and Shack-level operating profit margin provides investors with a supplemental view of its operating performance that can provide meaningful insights to the underlying operating performance of the Shacks, as these measures depict the operating results that are directly impacted by the Shacks and exclude items that may not be indicative of, or are unrelated to, the ongoing operations of the Shacks. It may also assist investors to evaluate the Company's performance relative to peers of various sizes and maturities and provides greater transparency with respect to how management evaluates the business, as well as the financial and operational decision-making.

Limitations of the Usefulness of this Measure

Shack-level operating profit and Shack-level operating profit margin may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of Shack-level operating profit and Shack-level operating profit margin is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Shack-level operating profit excludes certain costs, such as general and administrative expenses and pre-opening costs, which are considered normal, recurring cash operating expenses and are essential to support the operation and development of the Company's Shacks. Therefore, this measure may not provide a complete understanding of the Company's operating results as a whole and Shack-level operating profit and Shack-level operating profit margin should be reviewed in conjunction with the Company's GAAP financial results. A reconciliation of Shack-level operating profit to operating income, the most directly comparable GAAP financial measure, is set forth below.

Shack-Level Operating Profit

(dollar amounts in thousands)	Thirteen Weeks Ended March 28, 2018	Thirteen Weeks Ended March 29, 2017
Operating income	$ 6,514	$ 5,628
Less:		
Licensing revenue	3,027	2,594
Add:		
General and administrative expenses	11,809	8,470
Depreciation expense	6,498	4,748
Pre-opening costs	2,029	2,415
Loss on disposal of property and equipment	190	13
Shack-level operating profit	$ 24,013	$ 18,680
Total revenue	$ 99,116	$ 76,749
Less: licensing revenue	3,027	2,594
Shack sales	$ 96,089	$ 74,155
Shack-level operating profit margin	25.0%	25.2%

Adjusted EBITDA

EBITDA and Adjusted EBITDA

EBITDA is defined as net income before interest expense (net of interest income), income tax expense and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA (as defined above) excluding equity-based compensation expense, deferred rent expense, losses on the disposal of property and equipment, as well as certain non-recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations.

How These Measures Are Useful

When used in conjunction with GAAP financial measures, EBITDA and adjusted EBITDA are supplemental measures of operating performance that the Company believes are useful measures to facilitate comparisons to historical performance and competitors' operating results. Adjusted EBITDA is a key metric used internally by management to develop internal budgets and forecasts and also serves as a metric in its performance-based equity incentive programs and certain bonus arrangements. The Company believes presentation of EBITDA and adjusted EBITDA provides investors with a supplemental view of the Company's operating performance that facilitates analysis and comparisons of its ongoing business operations because they exclude items that may not be indicative of the Company's ongoing operating performance.

Limitations of the Usefulness of These Measures

EBITDA and adjusted EBITDA may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of EBITDA and adjusted EBITDA is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. EBITDA and adjusted EBITDA exclude certain normal recurring expenses. Therefore, these measures may not provide a complete understanding of the Company's performance and should be reviewed in conjunction with the GAAP financial measures. A reconciliation of EBITDA and adjusted EBITDA to net income, the most directly comparable GAAP measure, is set forth below.

Adjusted EBITDA

(in thousands)	Thirteen Weeks Ended March 28, 2018	Thirteen Weeks Ended March 29, 2017
Net income	$ 4,979	$ 3,862
Depreciation expense	6,498	4,748
Interest expense, net	558	283
Income tax expense	1,198	1,658
EBITDA	**13,233**	**10,551**
Equity-based compensation	1,437	1,249
Deferred rent	69	225
Loss on disposal of property and equipment	190	13
Executive transition costs[1]	—	134
Project Concrete[2]	239	—
Costs related to relocation of Home Office[3]	998	—
ADJUSTED EBITDA	**16,166**	**12,172**
Adjusted EBITDA margin	16.3%	15.9%

(1) Represents costs incurred in connection with the search for the Company's chief financial officer, including fees paid to an executive recruiting firm.

(2) Represents consulting and advisory fees related to the Company's operational and financial system upgrade initiative called Project Concrete.

(3) Costs incurred in connection with the Company's relocation to a new Home Office, which is comprised of: (i) $326 of duplicative non-cash deferred rent and (ii) $672 net loss on the sublease of the Company's prior Home Office, including the write-off of certain fixed assets.

Investor Contact:
Melissa Calandruccio, ICR
Michelle Michalski, ICR
(844) SHACK-04 (844-742-2504)
investor@shakeshack.com

Media Contact:
Kristyn Clark, Shake Shack
646-747-8776
kclark@shakeshack.com


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